                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 27, 2004
                        (Date of earliest event reported)


                      FIRST HORIZON ASSET SECURITIES, INC.
             (Exact name of Registrant as specified in its charter)


                Delaware                 333-110100             75-2808384
       (State of Incorporation)    (Commission File No.)     (I.R.S. Employer
                                                            Identification No.)



           4000 Horizon Way
             Irving, Texas                                        75063
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.  Other Events.
         ------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 30, 2003 and the related Prospectus Supplement dated April 27, 2004 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2004-3 (the "Offered Securities").

         The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants' report dated April 27, 2004, relating to audits of (i) the consolidated financial statements and consolidated financial statement schedules of MBIA Inc. and Subsidiaries and (ii) the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit
23.1 hereto.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits

              Exhibit No.     Description
              -----------     -----------

                  23.1        Consent of Independent Accountants

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES, INC.



April 27, 2004              By: /s/ Wade Walker
                                ------------------------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization